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                                                                   Exhibit 10.62


THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS, OR PURSUANT TO RULE 144 AND AN EXEMPTION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                Warrant No. WS-1


                            WARRANT TO PURCHASE STOCK

Issuer:  Interliant, Inc., a Delaware corporation
Number of Shares: 1,250,000, subject to adjustment
Class of Stock: Common Stock, $.01 par value per share
Exercise Price:  $0.30, subject to adjustment
Issue Date:  May 14, 2002
Expiration Date:  May 14, 2007

         FOR THE AGREED UPON VALUE of $1.00, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, this Warrant is issued to SILICON VALLEY BANK (together with its successors and permitted assigns, "Holder") by Interliant, Inc., a Delaware corporation (the "Company").

         Subject to the terms and conditions hereinafter set forth, the Holder is entitled upon surrender of this Warrant and the duly executed Notice of Exercise in the form attached hereto as Appendix 1, at the office of the Company, Two Manhattanville Road, Purchase, New York 10577 or such other office as the Company shall notify the Holder of in writing, to purchase from the Company up to one million two hundred fifty thousand (1,250,000) fully paid and non-assessable shares (the "Shares") of the Company's common stock, $.01 par value per share ("Common Stock") at a purchase price per Share of thirty cents ($0.30) (the "Exercise Price"). This Warrant may be exercised in whole or in part at any time and from time to time until 5:00 PM, Eastern time, on the Expiration Date, and shall be void thereafter. Until such time as this Warrant is exercised in full or expires, the Exercise Price and the Shares are subject to adjustment from time to time as hereinafter provided.

ARTICLE 1. EXERCISE.
           --------

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                 1.1  Method of Exercise. Holder may exercise this Warrant by
                      ------------------
delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Exercise Price for the Shares being purchased.

                 1.2  Conversion Right. In lieu of exercising this Warrant as
                      ----------------
specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined as follows:

                            X = Y (A-B)/A

         where:
                            X = the number of Shares to be issued to the Holder
as set forth above.

                            Y = the number of Shares with respect to which this Warrant is being exercised.

                            A = the Fair Market Value (as determined pursuant to
                            Section 1.3 below) of one Share.

                            B = the Exercise Price.

                 1.3  Fair Market Value.
                      -----------------

                      1.3.1 If shares of Common Stock are traded on a nationally recognized securities exchange or over the counter market, the fair market value of one Share shall be the closing price of a share of Common Stock reported for the business day immediately preceding the date of Holder's Notice of Exercise to the Company.

                      1.3.2 If shares of Common Stock are not traded on a nationally recognized securities exchange or over the counter market, the Board of Directors of the Company shall determine the fair market value of a share of Common Stock in its reasonable good faith judgment.

                 1.4  Delivery of Certificate and New Warrant. Promptly after
                      ---------------------------------------
Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the right to purchase the Shares not so acquired.

                 1.5  Replacement of Warrants. On receipt of evidence reasonably
                      -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form

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and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

               1.6  Assumption on Sale, Merger, or Consolidation of the Company.
                    -----------------------------------------------------------

                    1.6.1.  "Acquisition".  For the purpose of this Warrant,
                            -------------
"Acquisition" means any sale, transfer, exclusive license, or other disposition of all or substantially all of the assets of the Company, or any acquisition, reorganization, consolidation or merger of the Company where the holders of the Company's outstanding voting equity securities immediately prior to the transaction beneficially own less than a majority of the outstanding voting equity securities of the surviving or successor entity immediately following the transaction.

                    1.6.2. In connection with, and upon the closing of, any Acquisition (other than an Acquisition in which the consideration received by the Company's stockholders consists solely of cash), and as a condition precedent thereto, the successor or surviving entity shall assume the obligations of this Warrant, and this Warrant thereafter shall be exercisable for the same kind and amount of securities and other property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price shall be adjusted such that the product of (i) the Exercise Price in effect immediately prior to the closing of such Acquisition, and (ii) the number of Shares then issuable upon exercise of this Warrant, equals the product of (i) the number of shares or other securities or property for which this Warrant shall be exercisable immediately following the closing of such Acquisition, and (ii) the Exercise Price in effect immediately following the closing of such Acquisition, and the Exercise Price and number and class of Shares shall continue to be subject to adjustment from time to time in accordance with the provisions hereof. In connection with any Acquisition in which the consideration received by the Company's stockholders consists solely of cash, either (a) Holder shall exercise or convert this Warrant at or prior to the closing of such Acquisition, or (b) this Warrant shall terminate and be of no further force or effect upon the closing of such Acquisition.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.
           -------------------------

               2.1  Stock Dividends, Splits, Etc. If the Company declares or
                    ----------------------------
pays a dividend on the outstanding shares of Common Stock, payable in Common Stock or other securities, or subdivides the outstanding Common Stock into a greater amount of Common Stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

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                 2.2 Reclassification, Exchange or Substitution. Upon any
                     ------------------------------------------
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

                 2.3 Adjustments for Combinations, Etc. If the outstanding
                     ---------------------------------
shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

                 2.4 No Impairment. The Company shall not, by amendment of its
                     -------------
Certificate of Incorporation or by-laws, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

                 2.5 Fractional Shares. No fractional Shares shall be issuable
                     -----------------
upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise or conversion of this Warrant, the Company shall eliminate such fractional Share interest by paying Holder an amount computed by multiplying such fractional interest by the Fair Market Value (determined in accordance with Section 1.3 above) of one Share.

                 2.6 Certificate as to Adjustments. Upon each adjustment of the
                     -----------------------------
Exercise Price, number of Shares or class of security for which this Warrant is exercisable, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its chief financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price, number of Shares and class of security for which this Warrant is exercisable in effect upon the date thereof and the series of adjustments leading to such Exercise Price, number of Shares and class of security.

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ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.
           --------------------------------------------

           3.1  Representations and Warranties. The Company hereby represents
                ------------------------------
and warrants to the Holder as follows:

                (a) All Shares which may be issued upon the due exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

                (b) The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued shares such number of shares of its Common Stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion or exchange of such Common Stock into or for such other securities.

           3.2  Notice of Certain Events. If the Company proposes at any time
                ------------------------
(a) to declare any dividend or distribution upon any of its capital stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of any of its securities; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of securities of the Company shall be entitled to receive such dividend, distribution or rights) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of securities of the Company will be entitled to exchange their securities of the Company for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

           3.3  Registration Under Securities Act of 1933, as amended. The
                -----------------------------------------------------
Shares issued and issuable hereunder shall have certain incidental or "piggyback" registration rights pursuant to, and as set forth in, that certain Registration Rights Agreement between the Company and Holder of even date herewith. The Company represents and warrants to Holder that the Company's foregoing grant of registration rights and its execution, delivery and performance of the aforementioned Registration Rights Agreement (a) have been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders,
(b) will not violate the Certificate or the Company's by-laws, each as amended,
(c) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound which will have a material adverse effect on Holder's rights granted hereunder, and (d) do not require the approval, consent or waiver of or by any shareholder, registration rights holder or other third party which approval, consent or waiver has not been obtained as of the date of issuance of this Warrant, except where such failure to obtain approval, consent or waiver will not have a material adverse effect on the Holder's rights granted hereunder.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF THE HOLDER.
           --------------------------------------------

           4.1    Purchase for Own Account. Except for transfers to Holder's
                  ------------------------
affiliates, this Warrant and the Shares to be acquired upon exercise hereof will be acquired for investment for Holder's account, not as nominee or agent, and not with a view to sale or distribution in violation of applicable federal and state securities laws.

           4.2    Investment Experience. Holder understands that the purchase of
                  ---------------------
this Warrant and the Shares covered hereby involves substantial risk. Holder (a) has experience as an investor in unregistered securities, (b) has sufficient knowledge and experience in financial and business affairs that it evaluate the risks and merits of its investment in this Warrant and the Shares, and (c) can bear the economic risk of such Holder's investment in this Warrant and the Shares.

           4.3    Accredited Investor. Holder is an "accredited investor" as
                  -------------------
such term is defined in Regulation D under the Securities Act of 1933, as amended.

ARTICLE 5. MISCELLANEOUS.
           -------------

           5.1    Automatic Conversion upon Expiration. In the event that, upon
                  ------------------------------------
the Expiration Date, the Fair Market Value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

           5.2    Legends. This Warrant and the Shares shall be imprinted with a
                  -------
 legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS OR, SUBJECT TO SECTION 5.3 OF THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE CORPORATION TO SILICON VALLEY BANK DATED AS OF MAY 14, 2002, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.

           5.3 This Warrant and the Shares may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to Silicon Valley Bancshares or other affiliate of Holder provided such transferee makes the representations set forth in Article 4 hereof and agrees in writing that its rights and the Warrants and Shares, shall remain subject to and shall be governed by, the terms set forth herein.

           5.4    Transfer Procedure. Following its receipt of this executed
                  ------------------
Warrant, Silicon Valley Bank will transfer same in whole or in part to its parent corporation Silicon Valley Bancshares, and thereafter Holder and/or Silicon Valley Bancshares may, subject to Section 5.3 above, transfer all or part of this Warrant and/or the Shares at any time and from time to time by giving the Company notice of the portion of the Warrant and/or Shares being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

           5.5    Notices. All notices and other communications from the Company
                  -------
to the Holder, or vice versa, shall be deemed delivered and effective when given personally, or mailed by first-class registered or certified mail, postage prepaid, or sent via reputable overnight courier service, fee prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time, but in all cases, unless instructed in writing otherwise, the Company shall deliver a copy of all notices to Holder to Silicon Valley Bank, Treasury Department, 3003 Tasman Drive, HA 200, Santa Clara, California 95054, and the Holder shall deliver all notices to the Company to Interliant, Inc., Attention: General Counsel, Two Manhattanville Road, Purchase, New York 10577.

           5.6    Waiver. This Warrant and any term hereof may be changed,
                  ------
waived,
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

           5.7    Attorneys Fees. In the event of any dispute between the
                  --------------
parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

           5.8    Governing Law. This Warrant shall be governed by and
                  --------------
construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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         IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase
Stock to be executed as an instrument under seal by its duly authorized representative as of the date first above written.

ATTEST:                                       "COMPANY"

                                              INTERLIANT, INC.

By:   /s/ Bruce S. Klein
   ---------------------------------

                                              By:    /s/ Francis J. Alfano
                                                 -------------------------------
Name: Bruce S. Klein                          Name:  Francis J. Alfano

Title:Senior Vice President, General          Title: Chief Financial Officer
      Counsel and Secretary

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                                   APPENDIX 1
                                   ----------

                               NOTICE OF EXERCISE
                               ------------------

         1. The undersigned hereby elects to purchase _______shares of the ____________ stock of __________________ pursuant to Section 1.1 of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full.

         1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in Section 1.2 of the attached Warrant. This conversion is exercised with respect to ____________ of shares of the ________________________ Stock of ___________________.

         [Strike paragraph that does not apply.]

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                           ___________________________________________
                                    (Name)


                           ___________________________________________

                           ___________________________________________
                                    (Address)

         3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                                            ____________________________________
                                                 (Signature)

____________________
         (Date)